NUMBER                            DEALCHECK.COM INC.                      SHARES

             INCORPORATED  UNDER  THE  LAWS  OF  THE  PROVINCE  OF  ONTARIO

           THIS                                          -----------------
           CERTIFIES                                     CUSIP 242278 10 9
           THAT                                          -----------------




           IS THE
           REGISTERED
           HOLDER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

                                   DEALCHECK.COM INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.
     IN WITNESS WHEREOF the Corporation has Caused this Certificate to be signed by its duly authorized officers.
     DATED


                                      COUNTERSIGNED AND REGISTERED
                                      CIBC MELLON TRUST COMPANY, Toronto, Canada
                                                    TRANSFER AGENT AND REGISTRAR


/s/                      /s/                         BY   SPECIMEN
                                                       -------------------------
PRESIDENT                CHAIRMAN OF THE BOARD                AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICE OF CIBC MELLON TRUST COMPANY IN TORONTO.


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For value received ________hereby sell, assign and transfer unto

________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS AND S.I.N. OR ASSIGNEE)

________________________________________________________________________
                                                SOCIAL INSURANCE NUMBER
                                                    -     -
                                                ---   ---   ---
________________________________________________________________________

___________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________

___________________________________________________________Attorney
to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

       Dated__________________

                                 ______________________________

       In the presence of

______________________________

Signature Guaranteed by:


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